UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2026

BOLD EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42385	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue

New York, NY 10075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one twentieth (1/20) of a Class A ordinary share	BEAGU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	BEAG	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one twentieth (1/20) of one Class A ordinary share	BEAGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As further described below under Item 5.07 of this Current Report on Form 8-K, on October 20, 2026, Bold Eagle Acquisition Corp. (the “Company”) held an extraordinary general meeting (the “Extraordinary General Meeting”) to seek shareholder approval of an amendment to its amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company has to consummate an initial business combination from October 25, 2026 to June 25, 2027 (the “Extension”).

In connection with the Extension, on October 26, 2026, (i) the Company and Eagle Equity Partners IV, LLC, the Company’s sponsor (the “Sponsor”), entered into non-redemption agreements (the “Non-Redemption Agreements”) with several unaffiliated third-party shareholders (each, an “Investor”) and (ii) the Company entered into cash escrow agreements (the “Escrow Agreements”) with the Investors and Continental Stock Transfer and Trust Company, as escrow agent (the “Escrow Agent”). Pursuant to the Non-Redemption Agreements, each such Investor agreed to reverse its prior exercise of redemption rights under the Articles in connection with the Extension (each reversal, a “Redemption Reversal”). In consideration for the Redemption Reversals, the Company agreed to make monthly cash deposits in an aggregate amount of $134,507 per month into an escrow account for the benefit of the Investors until the earliest of the closing date of the Company’s initial business combination, the date of the Company’s liquidation, or June 25, 2027 (such earliest date, the “Payment Date”), and the Sponsor agreed to advance the funds to the Company to make such deposits. Upon the Payment Date, the Company and the Investors will deliver joint written instructions to the Escrow Agent to release and deliver such funds from escrow to the Investors. The Company agreed to pay all fees of the Escrow Agent pursuant to the Escrow Agreements. The Company also agreed that it will not make any permitted withdrawals from the trust account for working capital purposes following the date of the Non-Redemption Agreements.

The Non-Redemption Agreements are expected to increase the amount of funds that remain in the Company’s trust account following the Extraordinary General Meeting, relative to the amount of funds remaining in the trust account had the Non-Redemption Agreements not been entered into. The Non-Redemption Agreements did not require the Non-Redeeming Shareholders to vote in favor of the Extension Amendment Proposal and, accordingly, the Non-Redemption Agreements did not affect the approval by the Company’s shareholders of the Extension Amendment Proposal (as defined below).

Item 3.02. Unregistered Sales of Equity Securities.

The information disclosed under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein.

The issuance of the Class A Shares upon the Conversion (each as defined below) has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report is incorporated by reference into this Item 3.03 to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, the Company’s shareholders approved a proposal to amend the Company’s Articles to effectuate the Extension (the “Extension Amendment Proposal”). The Extension Amendment Proposal was described in additional detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on October 5, 2026 (the “Proxy Statement”).

The final voting tabulation for the Extension Amendment Proposal was as follows:

For	Against	Abstain	Broker Non-Vote
20,448,699	497,774	0	0

A copy of the Articles amendment will be filed with the Cayman Islands Registrar of Companies. Under Cayman Islands law, the Articles amendment took effect upon approval by the Company’s shareholders.

The foregoing description of the Articles amendment is qualified in its entirety by the full text of the Articles amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

As there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the Extension Amendment Proposal, the “Adjournment Proposal” as described in the Proxy Statement was not required and the Company did not call a vote on that proposal.

Item 8.01. Other Events.

Public Share Redemptions

In connection with the Extraordinary General Meeting, shareholders holding an aggregate of 15,397,025 Class A Shares exercised their right to redeem their shares for approximately $10.70 per share of the funds held in the Company’s Trust Account, leaving approximately $111,311,833 in cash in the Trust Account after satisfaction of such redemptions.

Class B Share Conversion

On October 23, 2026, the Sponsor, irrevocably exercised its right to convert (the “Conversion”) an aggregate of 5,159,999 Class B ordinary shares of the Company, par value $0.0001 per share (the “Class B Shares”), on a one-for-one basis, for no consideration, into an aggregate of 5,159,999 Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Shares”), pursuant to the terms of the Class B Shares and the Articles. The Class A Shares issued in connection with the Conversion are subject to the same restrictions that applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions and waiver of redemption rights, as described in the prospectus for the Company’s initial public offering.

Following the Conversion and the Redemption Reversals, as of October 26, 2026, the Company had an aggregate of 15,562,974 Class A Shares issued and outstanding and 1 Class B Share issued and outstanding.

Additional Information About the Transaction and Where to Find It

As previously disclosed, on September 25, 2026, the Company entered into a business combination agreement with REDL Intermediate Holdings, LLC (“REDLattice”). In connection with the proposed business combination, the Company and REDLattice have prepared and confidentially submitted a registration statement with the Securities and Exchange Commission (“SEC”), which includes a preliminary proxy statement and preliminary prospectus of the Company with respect to the securities to be offered in the business combination. After the registration statement is publicly filed, and ultimately declared effective, the Company will mail a definitive proxy statement/final prospectus to its shareholders as of a record date to be established for voting on the business combination. The registration statement, including the proxy statement/prospectus contained therein, will contain important information about the business combination and the other matters to be voted upon at a meeting of the Company’s shareholders. This Current Report on Form 8-K and the exhibit hereto do not contain all the information that should be considered concerning the business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company and REDLattice may also file other documents with the SEC regarding the business combination. The Company’s shareholders and other interested persons are advised to read, when available, the registration statement, including the preliminary proxy statement/preliminary prospectus contained therein, the amendments thereto and the definitive proxy statement/final prospectus and other documents filed in connection with the business combination, as these materials will contain important information about the Company, REDLattice, and the business combination. The documents filed by the Company and REDLattice with the SEC also may be obtained free of charge upon written request to the Company at Bold Eagle Acquisition Corp., 955 Fifth Avenue, New York, NY 10075.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination transaction. This Current Report on Form 8-K and the exhibit hereto also do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

REDLattice and the Company and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of the Company’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 23, 2026, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001852207/000121390026032983/ea0276711-10k_bold.htm, under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence.” Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the business combination will be set forth in the registration statement, when available. Investors, shareholders and other interested persons are urged to read the registration statement, the proxy statement/prospectus included therein, and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the transactions. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about REDLattice and the Company through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that are based on REDLattice’s and the Company’s management’s beliefs and assumptions and on information currently available to management with respect to the Company and REDLattice and the business combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding REDLattice and statements regarding the anticipated benefits and timing of the completion of the business combination, and REDLattice’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “create,” “strategy,” “opportunity,” “provide,” “expand,” “will,” “would,” “will be,” “will continue,” “will likely result,” “will accelerate” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties, including: uncertainties as to the timing of the business combination; the risk that the business combination may not be completed in a timely manner or at all; the risk that the business combination may not be completed by prior to Company’s business combination deadline; the number of redemption requests made by Company’s shareholders in connection with the business combination; the failure by the parties to satisfy the conditions to the consummation of the business combination, including the approval of Company’s shareholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the negotiations or definitive agreements related to the business combination; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the business combination on REDLattice’s business; the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 23, 2026, the registration statement related to the business combination which was confidentially submitted and is expected to be publicly filed with the SEC, and the other documents filed, or to be filed by REDLattice or the Company with the SEC from time to time. The actual results could differ materially from those expressed in, or implied by, these forward-looking statements, and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur. In addition, many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K. There may also be additional risks that REDLattice and the Company do not presently know or that REDLattice and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and none of REDLattice, the Company, or any of their respective representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of REDLattice or the Company, or any of their respective representatives gives any assurance that these expectations will be achieved on the time periods expected or at all.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amendment No. 1 to the Amended and Restated Memorandum and Articles of Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLD EAGLE ACQUISITION CORP.

Date: October 26, 2026	By:	/s/ Eli Baker
		Name:	Eli Baker
		Title:	Chief Executive Officer

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